UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2018

CODE GREEN APPAREL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53434	80-0250289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31642 Pacific Coast Highway, Ste 102

Laguna Beach, CA 92651

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 884-6277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 below regarding the Exchange Agreement is incorporated in this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 18, 2018 (the “Closing Date”), Code Green Apparel Corp. (“we”, “us” or the “Company”), consummated the transactions contemplated by a Share Exchange Agreement (the “Exchange Agreement” and the “Exchange”), by and between the Company, Designer Apparel Group, LLC (“Designer Apparel”) and the sole member of Designer Apparel, Steve Short, on the same day. The Exchange was effective for all purposes as of January 18, 2018. The Exchange Agreement includes customary representations, warranties, and indemnification obligations of the parties.

In connection with the closing of the Exchange, we agreed to: (i) pay Mr. Short, as the sole member of Designer Apparel, $50,000 in cash, of which (A) $25,000 in cash is due and payable no later than 30 days following the Closing Date; and (B) $25,000 in cash due and payable no later than 180 days following the Closing Date; and to (ii) issue Mr. Short (A) 5,000,000 shares of the Company’s restricted common stock within 30 days from the Closing Date (the “Closing Shares”); (B) 2,500,000 shares of the Company’s restricted common stock within 30 days of the one year anniversary of the Closing Date, provided the Employment Requirements (described below) are met (the “1st Anniversary Shares”); and (C) 2,500,000 shares of the Company’s restricted common stock within 30 days of the two year anniversary of the Closing Date, provided the Employment Requirements are met (the “2nd Anniversary Shares”, and collectively, with the 1st Anniversary Shares and the Closing Shares, the “Shares”). The “Employment Requirements” means that Mr. Short is employed by the Company in good standing on the applicable date of determination.

The Exchange Agreement provides that in the event the Company becomes subject to any bankruptcy proceeding prior to the earlier of (a) the tenth anniversary of the Closing Date; (b) the date that the Company has divested its ownership of Designer Apparel; and (c) the date Designer Apparel is dissolved, Mr. Short is provided the right, exercisable in writing, within thirty days of Mr. Short becoming aware of the occurrence of such event, to repurchase the Company’s then entire ownership interest in Designer Apparel for $10 in cash (a “Repurchase”). In the event the Repurchase occurs prior to (a) the payment in full of the cash payments due under the Exchange Agreement; and/or (b) the issuance in full of the Shares, all remaining cash payments and Shares, are deemed forfeited, waived and forgiven in their entirety.

The Exchange Agreement also requires that Mr. Short be afforded the option to serve on the Company’s Board of Directors for a period of not less than one (1) year following the Closing Date.

As a result of the Exchange, Designer Apparel became our wholly-owned subsidiary.

A required condition to the closing of the Exchange Agreement was that the Company enter into an Employment Agreement with Mr. Short, which employment agreement the parties are still negotiating, and which closing requirement was waived by Mr. Short prior to closing.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above under “Item 2.01 Completion of Acquisition or Disposition of Assets”, in connection with the Exchange Agreement, the Company agreed to issue up to 10 million shares of restricted common stock to Mr. Short. The Company claims/will claim an exemption from registration for such issuances and sales described above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) since the foregoing issuances and sales did not/will not involve a public offering, the recipients took/will take the securities for investment and not resale, we took/will take appropriate measures to restrict transfer, and the recipient had access to similar documentation and information as would be required in a Registration Statement under the Securities Act. With respect to the transaction described above, no general solicitation was made either by us or by any person acting on our behalf. The transaction was privately negotiated. No underwriters or agents were involved in the foregoing issuance and the Company paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificate(s) evidencing the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1*+	Share Exchange Agreement By and Between Code Green Apparel Corp., Designer Apparel Group, LLC, and the Members of Designer Apparel Group, LLC, Dated January 18, 2018 and Effective January 18, 2018

*Filed herewith.

 + Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Code Green Apparel Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CODE GREEN APPAREL CORP.

Date: January 23, 2018	By:	/s/ George J. Powell, III
George J. Powell, III
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Share Exchange Agreement By and Between Code Green Apparel Corp., Designer Apparel Group, LLC, and the Members of Designer Apparel Group, LLC, Dated January 18, 2018 and Effective January 18, 2018

*Filed herewith.

 + Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Code Green Apparel Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.